                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                         ----------------------

                               FORM 8-K/A

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of the earliest event reported): October 27, 1999

                     Commission File Number 0-14973

                               UNICO, INC.
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           (Exact name of registrant as specified in charter)

             New Mexico                                  85-0270072
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   (State or other jurisdiction of                      IRS Employer
    incorporation or organization)                   Identification No.


    2925 Bayview Drive, Fremont, California                    94538
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   (Address of Principal Executive Offices)                  (Zip Code)

  Registrant's telephone number, including area code:      510/770-3990


                                  N/A
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     (Former Name or Former Address, if Changed Since Last Report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A is filed to amend the November 6, 1998 Form 8-K which disclosed that the definitive agreement for the acquisition of Multiwave Innovation Pte. Ltd. (Multiwave) by the Registrant had been signed, and complements the Form 8-K/A filed on January 22, 1999 which contained the audited financial statements of Multiwave. This Form 8-K/A discloses the unaudited pro forma financial information for the combination of Multiwave and the Registrant. The pro forma financial information is shown as Exhibit 2.3 herein.

(a) On October 27, 1998, the Registrant entered into a definitive agreement to acquire 100% of shares outstanding of Multiwave, a Singapore company. Multiwave, an engineering company with a focus on research and development, is a pioneer in the design, development, production, and marketing of high performance multimedia and Internet related products for brand name sales or OEM contracts. Multiwave's products include modem cards, sound cards, Internet set-top boxes and various other multimedia upgrade kits and accessories. Multiwave markets products on a transcontinental scale with sales in Japan, Australia, Malaysia, Korea, Hong Kong, most major European countries, North America and Latin America. This acquisition will provide the Registrant's distribution company, Paradise Innovations, Inc., with rapid access to new and exciting products.

The purchase price of $5,000,000 shall be paid by the Registrant to Seller by issuing the Registrant's "restricted" common stock as that term is defined in Rule 144 promulgated under the Securities Act of 1933. The number of shares issued to Seller (rounded upwards to the nearest whole number) was derived by dividing the Base Purchase Price as defined in the "Stock Purchase Agreement" ("Agreement", Exhibit 2.1), by the "Weighted Average Price" of the Registrant's stock. As used in the Agreement, "Weighted Average Price" was the weighted average of the bid and offer prices of the Registrant's stock on NASDAQ from the date of the signing of the Letter of Intent to the date immediately preceding the execution of the Agreement, provided that such Weighted Average Price shall not: (i) exceed 130% of the weighted average of the bid and offer prices of The Registrant's stock on the 7th day of July, 1998 (the "Weighted Reference Price"); or (ii) be less than 70% of the Weighted Reference Price. No fractional Shares shall be issued.

The purchase price was calculated, in accordance with the Agreement to comprise of the following amounts of the Registrant's shares to be distributed to the Sellers of Multiwave, as follows:

                           Percentage of     Dollar Portion of     Number of
 Name of Seller            Purchase Price    Purchase Price        Shares
 --------------            --------------    -----------------     ---------
Uraco Holdings Ltd.            67.27%          US$ 3,363,500       1,606,940
NatSteel Electronics Ltd.      27.27               1,363,500         651,424
James Tan Meng Dong             3.33                 166,500          79,547
Dr. Soo Jia Sian                2.13                 106,500          50,881
 --------------            --------------    -----------------     ---------
TOTAL                         100.00%          US$ 5,000,000       2,388,792

The Company retained Cronkite & Kissell, Inc. (CKI), an unrelated Los
Angeles based firm, to appraise the fair market value of the restricted stock the Company issued to the former shareholders of Multiwave to consummate the acquisition. CKI is a financial advisory services firm specializing in the valuation of businesses and business interests. The principals of the firm are accredited senior appraisers of the American Society of Appraisers and each has more than ten years of experience in the valuation consulting profession. CKI appraised the shares issued to the former shareholders of Multiwave at a fair market value of $2,000,000.

Prior to the acquisition, the Registrant's subsidiary Paradise Innovations, Inc. purchased products from Multiwave Innovation, Inc. Following the acquisition, Mr. James Tan and Dr. Soo Jia Sian will become employees of the Registrant. There is no other relationship between the Registrant, its affiliates and its officers and the Sellers, their affiliates and their officers.

(b) Multiwave did not own any real estate nor manufacturing facilities. All material physical property acquired in this transaction was employed in the normal course of business and will continue to be so employed.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Audited financial statements of Multiwave were completed by the independent auditors of Multiwave on January 21, 1999 and filed on Form 8-K/A on January 22, 1999.

(b) Pro Forma Financial Information - The pro forma financial information is disclosed herein as Exhibit 2.3.

(c) Exhibits - Exhibits filed in conjunction with this report in accordance with Item 601 Regulation S-B are as follows:

2.1 Stock Purchase Agreement dated as of October 27, 1998, filed on Form 8-K on November 6, 1998, is incorporated by reference.

2.2 Audited financial statements of Multiwave dated January 21, 1999 filed on Form 8-K/A on January 22, 1999, is incorporated by reference.

2.3 Unaudited pro forma financial information for the combination of Multiwave with the Registrant.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                UNICO, INC.

Date:     February 18, 1999               BY:   /s/ Henry Tang
                                        NAME:   HENRY TANG
                                       TITLE:   Secretary






Exhibit 2.3 Unaudited Pro Forma Financial Information for the Combination of Multiwave and the Registrant


         The following pro forma balance sheet presents the effects of the Multiwave acquisition as if it occurred on September 30, 1998. The pro forma Balance sheet is not necessarily indicative of the financial position which will be attained in the future. The pro forma information should be read in conjunction with the historical financial statements of Unico as reported on Form 10-KSB for the years ended June 30, 1997 and 1998 and on Form 10-QSB for the three months ended September 30, 1998.

Unico, Inc.
Pro Forma Condensed Consolidated Balance Sheet
September 30, 1998
(US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
Assets                 Acquisition     Multiwave    Adjustments   Consolidated
------------------------------------------------------------------------------
Cash                      $     30      $  1,360       $              $  1,390
Accounts Receivable            805         3,128        (320)(d)         3,613
Inventories                    348         5,075                         5,423
Prepaid Expenses                91           128                           219
Property and equip. - net       69           222                           291
Goodwill                                              (1,086)(c)
                                                       2,000 (a)           914
Hwang note                     135                                         135
Old Unico investment         3,163                                       3,163
Other Assets                   173           540                           713
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                          $  4,814      $ 10,453       $    594       $ 15,861
==============================================================================

LIABILITIES AND
STOCKHOLDERS' EQUITY
Bank overdrafts           $     58      $    193       $              $    251
Accounts Payable               738         8,267        (320)(d)         8,685
Due Affiliates                             2,235      (2,000)(b)           235
Other Liabilities                            672                           672
Deferred revenues              180                                         180
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Total liabilities              976        11,367      (2,320)           10,023
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                                                       2,000 (b)
                                                       2,000 (a)
Stockholders' Equity         3,838          (914)     (1,086)(c)         5,838
(Deficiency)
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                          $  4,814      $ 10,453       $    594       $ 15,861
==============================================================================

NOTES:  (a) To reflect fair market value of stock issued to effect acquisition.
        (b) To record capital contribution by Uraco Holdings to Multiwave.
        (c) To eliminate investment.
        (d) To eliminate inter-company payable and receivable.

Unico, Inc.
Pro Forma Statement of Operations (Unaudited)

        These pro-forma consolidated statements of operations present the effects of the Multiwave acquisition as if it occurred on July 1, 1997.

        Year Ended June 30, 1998   (US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
                       Acquisition     Multiwave    Adjustments   Consolidated
------------------------------------------------------------------------------
Revenues                  $24,638        $8,571         $             $33,209
Cost of sales              24,229         7,842                        32,071
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Gross profit                  409           729                         1,138
Operating expenses            953         2,406                         3,359
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Operating (loss)             (544)       (1,677)                       (2,221)
Other income (charges)          8          (352)          (183)(a)       (527)
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Net (loss)                  $(536)      $(2,029)         $(183)       $(2,748)
==============================================================================
Basic (loss) per share   $(0.0489)     $(0.8494)                     $(0.2060)
==============================================================================

Weighted average
shares outstanding     10,950,200     2,388,792                     13,338,992

NOTE:  (a)      To amortize goodwill over five years.

Unico, Inc.
Pro Forma Statement of Operations (Unaudited, continued)

                 Three Months Ended September 30, 1998 (US$ 000)

                             Unico
                            Before                    Pro Forma      Pro Forma
                       Acquisition     Multiwave    Adjustments   Consolidated
------------------------------------------------------------------------------
Revenues                  $ 5,075        $6,865         $(381)(b)     $11,559
Cost of sales               4,795         6,117          (381)(b)      10,531
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Gross profit                  280           748                         1,028
Operating expenses            403           881                         1,284
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Operating (loss)             (123)         (133)                         (256)
Other income (charges)          2           369            (46)(a)        325
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Net (loss)                  $(121)        $ 236          $ (46)          $ 69
==============================================================================
Basic (loss) per share   $(0.0096)     $(0.0988)                     $(0.0046)
==============================================================================

Weighted average
shares outstanding     12,623,428     2,388,792                     15,012,220

NOTE:     (a)      To amortize goodwill over five years.
          (b)      To eliminate inter-company sales.